                            Nations Balanced Target
                              Maturity Fund, Inc.






                                  A N N U A L

                                  R E P O R T


                       For the year ended March 31, 2001




                                                                         NATIONS

                                                                        BALANCED

                                                                          TARGET

                                                                   MATURITY FUND


          NOT                                                   MAY LOSE VALUE
          FDIC-
          INSURED                                               NO BANK GUARANTEE

SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA, N.A. ("BANK OF AMERICA") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

AFFILIATES OF BANK OF AMERICA PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

NATIONS BALANCED TARGET MATURITY FUND, INC.

DEAR SHAREHOLDER:

We welcome this opportunity to provide you with the annual report for Nations Balanced Target Maturity Fund, Inc. (the "Company") for the 12-month period ended March 31, 2001.

INVESTMENT OBJECTIVE

The Company, which trades on the New York Stock Exchange under the symbol "NBM," is a closed-end diversified investment management company. For shareholders of the Company who purchased shares during the initial public offering and have reinvested all distributions, the investment objective is to return at least the principal investment on the maturity date of September 30, 2004. In addition, for all shareholders, the Company seeks long-term growth with income as a secondary consideration.

PORTFOLIO PERFORMANCE AND ASSET ALLOCATION

The Company continued to pursue its long-term objective over the reporting period by investing a majority of its assets in zero coupon U.S. Treasury obligations and the balance of its assets in equity securities.

For the 12-month period ended March 31, 2001, the total return of Nations Balanced Target Maturity Fund, Inc. was 14.97%(1), based on an ending market value of $9.30. Over this period, the Company distributed $0.44 per share of ordinary income to its shareholders. As of March 31, 2001, 83.1% of the Company's portfolio was invested in zero coupon U.S. Treasury obligations and 18.0% was invested in common stocks. A breakdown of portfolio holdings by asset type follows:

                 PORTFOLIO BREAKDOWN (AS OF MARCH 31, 2001)(2)

                        PIE CHART 10 LARGEST INDUSTRIES


U.S. Treasury obligations                                       83.1%
Telecommunications services                                     2.0%
Commercial banking                                              1.5%
Electric power -- Nuclear                                       1.4%
Consumer credit and mortgages                                   1.3%
Tobacco                                                         1.3%
Aerospace and defense                                           1.0%
Investment services                                             0.9%
Integrated oil                                                  0.8%
Insurance                                                       0.7%
Other                                                           6.0%

INVESTMENT PHILOSOPHY

The fixed income portion of the Company is invested in zero coupon U.S. Treasury obligations, which were purchased at or about the Company's inception date. The zero coupon U.S. Treasury obligations will be held to the Company's maturity date with the intent of assisting it to achieve its investment objective of seeking to provide a return of investment on September 30, 2004, to investors who purchased shares in the initial public offering and who reinvest all dividends and hold their shares to such date. The equity portion of the Company is invested based on the philosophy that value may be represented in all sectors of the market. By investing in those companies that the Company's investment sub-adviser believes represent the best value in each sector, the Company seeks to deliver above-average performance with below-average risk over a market cycle. Consequently, the portfolio is broadly diversified across many industry sectors, although certain sectors may be over- or underweighted relative to the Standard and Poor's 500 Composite Stock Price Index (S&P 500)(3) from time to time.

The emphasis in stock selection will continue to be a "bottom-up" analysis of individual company fundamentals. When evaluating specific equity investment alternatives, the key investment criteria include a low price-to-earnings ratio, strong financial quality and a catalyst for improved price performance. Catalysts for improved price performance typically come in the form of improving earnings estimates, changes in management, new product developments or corporate restructurings.

---------------

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) The average annual total return since inception (6/30/94) based on the market price was 8.54%. Total return represents the change over a specific period of time in the value of an investment in the Company after reinvesting all income and capital gains.

(2) Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

(3) The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unmanaged and unavailable for investment.

MARKET ENVIRONMENT AND PORTFOLIO STRATEGY

The dramatic slow down of U.S. economic activity was reflected in the bear market for stocks. The broad market as measured by the S&P 500 fell over 21% since March 31, 2000. The most severe pull back in stocks occurred in the technology-laden Nasdaq Composite Index (Nasdaq)(4) which fell nearly 60% from a year ago. As the stock market declined, many investors sought the safety of bonds, with the high-quality sector enjoying double-digit gains for the year.

Despite the severe pull back in stocks, Nations Balanced Target Maturity Fund produced a positive return for the year. The stock portfolio reaped the benefits of its value orientation and substantially outperformed the broader market, losing 4.6% for the year.

The key sector decisions that impacted the Fund's performance relative to the S&P 500 were primarily technology, consumer staples, financial services and utilities.

Given the dramatic rise in valuations for technology companies in 1999 and early 2000, the Fund reduced the weighting in the technology sector throughout the year. Therefore, the Fund benefited by owning roughly 10% in technology relative to a market weighting of approximately 28%. The consumer staples sector of the Fund increased significantly, as investors sought the comfort of more stable earnings companies in a volatile market. The Fund's overweight in the financial services sector also benefited performance by increasing as the Federal Reserve Board (Fed) cut interest rates early in 2001. The best performing sector within the market last year was the utilities sector. This was driven by investors' flight to more stable growth and conservative investments as well as the attraction of buying lower-priced companies with improving fundamentals. In our opinion, the utilities chosen for the Fund were of high quality and benefited from reduced energy supplies with growing consumer demand.

               TOP TEN EQUITY HOLDINGS (AS OF MARCH 31, 2001)(3)

 1.  UST Inc. ............................................  0.7%
 2.  Dominion Resources, Inc. ............................  0.7
 3.  FPL Group, Inc. .....................................  0.7
 4.  Philip Morris Companies Inc. ........................  0.7
 5.  General Dynamics Corporation.........................  0.6
 6.  SouthTrust Corporation...............................  0.6
 7.  Verizon Communications Inc. .........................  0.6
 8.  Freddie Mac..........................................  0.4
 9.  American Water Works Company, Inc. ..................  0.4
10.  American Express Company.............................  0.4

World equity markets have suffered negative returns as the U.S. has slowed to near recession levels. The Fed has responded to the recession threat by decreasing interest rates in order to stimulate economic activity. We feel recession may be avoided and look for the lower interest rates to help influence stronger economic growth later in 2001. As a consequence, the U.S. stock market could recognize the pending strength and gain momentum as the year progresses. During the transition period to stronger economic growth, we believe the bond investments should continue to provide a stabilizing influence.

In our view, the large-cap value style of the equity portfolio may continue to benefit from a market that has transitioned to be more rational and valuation conscious. The equity portfolio continues its emphasis in those sectors we deemed to be most undervalued. They are capital goods, communication services, consumer staples, energy, financial services and utilities. Stocks in these sectors represent a well-diversified portfolio that may benefit as the economy improves over the coming year. They may also benefit further from the Fed-induced decline in short term interest rates. We also believe the portfolio's value-oriented stock selection style may also provide relative stability if stock market volatility persists.

Thank you for your investment in Nations Balanced Target Maturity Fund, Inc. The Company looks forward to its next report to shareholders.

Sincerely,

/s/ Robert H. Gordon
Robert H. Gordon
President

March 31, 2001

---------------

(4) The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign stocks and ADRs.
 2

Nations Balanced Target Maturity Fund, Inc.
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

                                                       VALUE
 SHARES                                                (000)
-------------------------------------------------------------
            COMMON STOCKS -- 18.0%
            AEROSPACE AND DEFENSE -- 1.0%
   4,475    B.F. Goodrich Company..................   $   172
   5,400    General Dynamics Corporation...........       339
                                                      -------
                                                          511
                                                      -------
            AUTOMOTIVE -- 0.2%
   1,300    Johnson Controls, Inc. ................        81
                                                      -------
            BEVERAGES -- 0.2%
   1,400    Brown-Forman Corporation, Class B......        87
                                                      -------
            BROADCASTING AND CABLE -- 0.5%
   4,200    Comcast Corporation, Class A++.........       176
   2,200    Viacom Inc., Class B++.................        97
                                                      -------
                                                          273
                                                      -------
            CHEMICALS -- BASIC -- 0.3%
   4,100    E.I. duPont de Nemours and Company.....       167
                                                      -------
            COMMERCIAL BANKING -- 1.5%
   3,900    Citigroup Inc. ........................       175
   4,000    J.P. Morgan Chase & Company............       179
   7,400    SouthTrust Corporation.................       338
   1,800    Washington Mutual, Inc.................        99
                                                      -------
                                                          791
                                                      -------
            COMPUTER SERVICES -- 0.7%
   3,075    Electronic Data Systems Corporation....       172
   2,950    First Data Corporation.................       176
                                                      -------
                                                          348
                                                      -------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.6%
   2,100    Eastman Kodak Company..................        84
   2,700    Hewlett-Packard Company................        84
   1,500    International Business Machines
              Corporation..........................       144
                                                      -------
                                                          312
                                                      -------
            CONGLOMERATES -- 0.3%
   2,500    United Technologies Corporation........       183
                                                      -------
            CONSUMER CREDIT AND MORTGAGES -- 1.3%
   4,500    American Express Company...............       186
   2,200    Fannie Mae.............................       175
   2,925    Freddie Mac............................       190
   4,900    MBNA Corporation.......................       162
                                                      -------
                                                          713
                                                      -------
            DEPARTMENT AND DISCOUNT STORES -- 0.3%
   2,300    May Department Stores Company..........        82
   2,400    Sears, Roebuck and Company.............        84
                                                      -------
                                                          166
                                                      -------
            ELECTRIC POWER -- NUCLEAR -- 1.4%
   5,600    Dominion Resources, Inc. ..............       361
   5,800    FPL Group, Inc. .......................       356
                                                      -------
                                                          717
                                                      -------
            ELECTRICAL EQUIPMENT -- 0.3%
   4,400    Honeywell International Inc. ..........       180
                                                      -------

                                                       VALUE
 SHARES                                                (000)
-------------------------------------------------------------
            EXPLORATION AND PRODUCTION -- 0.3%
   2,400    Anadarko Petroleum Corporation.........   $   151
                                                      -------
            FOOD AND DRUG STORES -- 0.2%
   3,100    Albertson's, Inc. .....................        99
                                                      -------
            HEALTH SERVICES -- 0.3%
   3,500    Tenet Healthcare Corporation++.........       154
                                                      -------
            HOUSEHOLD PRODUCTS -- 0.7%
   5,000    Fortune Brands, Inc. ..................       172
   2,800    Procter & Gamble Company...............       175
                                                      -------
                                                          347
                                                      -------
            INSURANCE -- 0.7%
   1,600    Ambac Financial Group, Inc. ...........       101
   2,600    American General Corporation...........        99
   1,525    CIGNA Corporation......................       164
                                                      -------
                                                          364
                                                      -------
            INTEGRATED OIL -- 0.8%
   3,500    BP Amoco plc, ADR......................       174
   1,000    Chevron Corporation....................        88
   3,000    Phillips Petroleum Company.............       165
                                                      -------
                                                          427
                                                      -------
            INVESTMENT SERVICES -- 0.9%
   1,900    Goldman Sachs Group, Inc. .............       162
   2,600    Merrill Lynch & Company, Inc. .........       144
   2,800    Northern Trust Corporation.............       175
                                                      -------
                                                          481
                                                      -------
            MEDICAL DEVICES AND SUPPLIES -- 0.3%
   1,900    Guidant Corporation++..................        85
   1,000    Johnson & Johnson......................        88
                                                      -------
                                                          173
                                                      -------
            METALS AND MINING -- 0.3%
   5,000    Alcoa Inc. ............................       180
                                                      -------
            NATURAL GAS DISTRIBUTION -- 0.5%
   2,600    El Paso Corporation....................       170
   2,100    Williams Companies, Inc. ..............        90
                                                      -------
                                                          260
                                                      -------
            NETWORKING AND TELECOMMUNICATIONS
              EQUIPMENT -- 0.1%
   3,500    Corning Inc. ..........................        72
                                                      -------
            PHARMACEUTICALS -- 0.3%
   2,200    Merck & Company, Inc. .................       167
                                                      -------
            RAILROADS, TRUCKING AND SHIPPING --0.3%
   4,000    FedEx Corporation++....................       167
                                                      -------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                       VALUE
 SHARES                                                (000)
-------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- 2.0%
   1,600    ALLTEL Corporation.....................   $    84
   2,500    Qwest Communications International
              Inc.++...............................        88
   4,000    SBC Communications Inc. ...............       179
   8,500    Sprint Corporation (FON Group).........       186
   6,700    Verizon Communications Inc. ...........       329
   9,900    WorldCom, Inc.++.......................       185
                                                      -------
                                                        1,051
                                                      -------
            TOBACCO -- 1.3%
   7,400    Philip Morris Companies Inc. ..........       351
  12,000    UST Inc. ..............................       361
                                                      -------
                                                          712
                                                      -------
            UTILITIES -- MISCELLANEOUS -- 0.4%
   5,800    American Water Works Company, Inc. ....       187
                                                      -------
            TOTAL COMMON STOCKS
            (Cost $8,880)..........................     9,521
                                                      -------
PRINCIPAL
 AMOUNT
 (000)
 -------
            U.S. TREASURY OBLIGATIONS -- 83.1%
            U.S. TREASURY STRIPS -- 83.1%
 $16,120    Interest only,
              7.440%** 08/15/04....................    13,899
  15,257    TIGR, Interest Receipt,
              7.460%** 08/15/04....................    13,007
  20,000    TIGR, Principal Receipt,
              7.440%** 08/15/04....................    17,050
                                                      -------

            TOTAL U.S. TREASURY OBLIGATIONS
            (Cost $40,129).........................    43,956
                                                      -------
            TOTAL INVESTMENTS
            (Cost $49,009*).................  101.1%   53,477
                                                      -------
            OTHER ASSETS AND LIABILITIES
              (NET).........................   (1.1)%
            Dividends receivable...................   $    12
            Investment advisory fee payable........       (17)
            Administration fee payable.............       (11)
            Due to custodian.......................      (521)
            Accrued Trustees' fees and expenses....        (1)
            Accrued expenses and other
              liabilities..........................       (48)
                                                      -------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)....................      (586)
                                                      -------
            NET ASSETS......................  100.0%  $52,891
                                                      =======

                                                       VALUE
                                                       (000)
-------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Undistributed net investment income....   $   625
            Accumulated net realized loss on
              investments sold.....................      (999)
            Net unrealized appreciation of
              investments..........................     4,468
            Paid-in capital........................    48,797
                                                      -------
            NET ASSETS.............................   $52,891
                                                      =======
            Net asset value per share
              ($52,890,801 / 5,231,163 shares of
              common stock outstanding)............    $10.11
                                                      =======

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $4,460 on investment securities was comprised of gross appreciation of $4,687 and gross depreciation of $227 for Federal income tax purposes. At March 31, 2001, the aggregate cost of securities for Federal income tax purposes was $49,017.

** Rate represents annualized yield at date of purchase.

 ++ Non-income producing security.

ABBREVIATIONS:

      ADR       American Depository Receipt
      TIGR      Treasury Investor Growth Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 4

Nations Balanced Target Maturity Fund, Inc.
  STATEMENT OF OPERATIONS

For the year ended March 31, 2001

(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................     $        2,827
Dividends (net of foreign withholding taxes of $1)..........                223
                                                                 --------------
    Total investment income.................................              3,050
                                                                 --------------
EXPENSES:
Investment advisory fee.....................................                202
Administration fee..........................................                129
Legal and audit fees........................................                 61
Printing expense............................................                 39
Transfer agent fees.........................................                 43
Directors' fees and expenses................................                 11
Custodian fees..............................................                  6
Other.......................................................                 32
                                                                 --------------
    Total expenses..........................................                523
Fees reduced by credits allowed by the custodian (Note 2)...                 (6)
                                                                 --------------
    Net expenses............................................                517
                                                                 --------------
NET INVESTMENT INCOME/(LOSS)................................              2,533
                                                                 --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments.....................                 30
Net change in unrealized appreciation/(depreciation) of
  investments...............................................              1,668
                                                                 --------------
Net realized and unrealized gain/(loss) on investments......              1,698
                                                                 --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     $        4,231
                                                                 ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.
  STATEMENT OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED         YEAR ENDED
                                                                   3/31/01            3/31/00
                                                                 -------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $        2,533     $        2,405
Net realized gain/(loss) on investments.....................                30                181
Net change in unrealized appreciation/(depreciation) of
  investments...............................................             1,668             (2,580)
                                                                --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................             4,231                  6
Distributions to shareholders from net investment income....            (2,301)            (2,145)
                                                                --------------     --------------
Net increase/(decrease) in net assets.......................             1,930             (2,139)
                                                                --------------     --------------
NET ASSETS:
Beginning of year...........................................            50,961             53,100
                                                                --------------     --------------
End of year.................................................    $       52,891     $       50,961
                                                                ==============     ==============
Undistributed net investment income/(loss)/(distributions in
  excess of net investment income) at end of year...........    $          625     $          393
                                                                ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 6

Nations Balanced Target Maturity Fund, Inc.
  FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year.

                                                        YEAR      YEAR      YEAR      YEAR      YEAR
                                                        ENDED     ENDED     ENDED     ENDED     ENDED
                                                       3/31/01   3/31/00   3/31/99   3/31/98   3/31/97
                                                       -----------------------------------------------
OPERATING PERFORMANCE:
Net asset value, beginning of year...................  $  9.74   $ 10.15   $ 10.47   $ 10.11   $ 10.78
                                                       -------   -------   -------   -------   -------
Income from investment operations:
Net investment income................................     0.48#     0.46      0.41#     0.41      0.43
Net realized and unrealized gain/(loss) on
  investments........................................     0.33     (0.46)    (0.11)     1.80      0.49
                                                       -------   -------   -------   -------   -------
Net increase/(decrease) in net assets resulting from
  investment operations..............................     0.81      0.00      0.30      2.21      0.92
Distributions:
Dividends from net investment income.................    (0.44)    (0.41)    (0.39)    (0.41)    (0.44)
Distributions from net realized capital gains........       --        --     (0.23)    (1.44)    (1.15)
                                                       -------   -------   -------   -------   -------
Total distributions..................................    (0.44)    (0.41)    (0.62)    (1.85)    (1.59)
                                                       -------   -------   -------   -------   -------
Net asset value, end of year.........................  $ 10.11   $  9.74   $ 10.15   $ 10.47   $ 10.11
                                                       =======   =======   =======   =======   =======
Market value, end of year............................  $  9.30   $  8.50   $  9.00   $ 10.00   $  9.00
                                                       =======   =======   =======   =======   =======
Total return++.......................................    14.97%    (1.02)%   (4.08)%   32.73%    13.93%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (000)........................  $52,891   $50,961   $53,100   $54,796   $52,864
Ratio of operating expenses to average net assets....     1.00%     0.86%     1.13%     1.23%     1.18%
Ratio of operating expenses to average net assets
  without fees reduced by credits allowed by the
  custodian..........................................     1.01%     0.87%       --        --        --
Ratio of net investment income to average net
  assets.............................................     4.91%     4.65%     3.99%     3.78%     4.01%
Portfolio turnover rate..............................       43%       21%       57%      106%       99%

---------------

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and is based on market value at period end.

  # Per share amounts have been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.
  NOTES TO FINANCIAL STATEMENTS

Nations Balanced Target Maturity Fund, Inc. (the "Company") is registered with the Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Company's investment objective is to seek long-term growth with income as a secondary consideration.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Securities valuation: Securities traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities may be valued using broker quotations or on the basis of prices provided by pricing services. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

Dividends and distributions to shareholders: It is the Company's policy to declare and pay distributions from net investment income quarterly to shareholders. The Company expects that all or a portion of net capital gains, if any, will be distributed to shareholders annually. The Company may elect to retain net long-term gains and pay corporate income tax thereon, which will result in federal tax consequences to shareholders. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: The Company intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

The Company has entered into an investment advisory agreement with Banc of America Advisors, Inc. ("BAAI"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation. Pursuant to the investment advisory agreement, the Company pays BAAI a monthly fee equal to an annual rate of 0.30% of the Company's average weekly net investment in Zero Coupon (Stripped) U.S. Treasuries plus 0.75% of the Company's average weekly net assets in investments other than Zero Coupon (Stripped) U.S. Treasuries.

The Company and BAAI have entered into a sub-advisory agreement with Banc of America Capital Management, Inc. ("BACAP"), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BAAI at an annual rate of 0.15% of the Company's average weekly net investment in Zero Coupon (Stripped) U.S. Treasuries plus 0.25% of the Company's average weekly net assets in investments other than Zero Coupon (Stripped) U.S. Treasuries.

BAAI is also the Company's administrator. In its role as administrator, BAAI supervises the Company's overall day-to-day operations and provides certain administrative services. BAAI also maintains certain of the Company's books and records and furnishes, at its own expense, such clerical assistance, bookkeeping and other administrative services as the Company may reasonably require in the conduct of its business. As compensation for both the administrative services and the expenses assumed by BAAI, the Company pays BAAI a monthly fee equal to an annual rate of 0.25% of the Company's average weekly net assets.

The Bank of New York ("BNY") serves as sub-administrator of the Company pursuant to an agreement with BAAI and provides certain administrative services in

Nations Balanced Target Maturity Fund, Inc.
  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

support of the operations of the Company. The BNY's fees are paid out of the fees paid to BAAI by the Company for administration services.

PFPC Inc. ("PFPC") serves as the transfer agent and dividend disbursing agent for the Company.

BNY serves as the custodian of the Company's assets. For the year ended March 31, 2001, expenses of the Company were reduced by $6,091 under expense offset arrangements with BNY. The Company could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

No officer, director or employee of Bank of America, BAAI or BACAP, or any affiliate thereof, receives any compensation from the Company for serving as a Director or Officer of the Company.

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2001, were $22,207,490 and $24,228,943, respectively.

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 2001 were $7,922 and $7,852, respectively.

4.  COMMON STOCK

At March 31, 2001, 1,000,000,000 shares of common stock, $0.001 par value were authorized.

The Board of Directors of the Company has approved a stock repurchase plan that gives the Company the flexibility to engage in repurchases of its outstanding common stock. Accordingly, shareholders are notified that, from time to time, the Company may purchase shares of its common stock in an open market when management believes that such purchases are appropriate in light of market conditions, including the presence of a market discount. There were no share repurchases during the year ended March 31, 2000 and the year ended March 31, 2001.

5.  CAPITAL LOSS CARRY FORWARD

At March 31, 2001, the Company had available for federal income tax purposes unused capital losses expiring March 31, 2007 of $991,267.

During the year ended March 31, 2001, the Company utilized capital losses of $29,497.

6.  SUBSEQUENT EVENT

On April 5, 2001, BAAI and BACAP reorganized into successor entities named Banc of America Advisors, LLC and Banc of America Capital Management, LLC, respectively. The successor entities are organized as limited liability companies under the laws of the State of North Carolina.

  Report of Independent Accountants

TO THE SHAREHOLDERS AND DIRECTORS OF NATIONS BALANCED TARGET MATURITY FUND, INC.

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Balanced Target Maturity Fund, Inc. (the "Company") at March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
May 16, 2001

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Nations Balanced Target Maturity Fund, Inc.
  DIVIDEND REINVESTMENT PLAN

The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest dividends and capital gains distributions in shares of the Company.

PARTICIPATION

Shareholders of record will receive their dividends in cash unless they have otherwise instructed PFPC (the "Plan Agent"), acting as agent for each participant in the Plan, in writing. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by PFPC, as dividend paying agent. For federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record date of any distribution, it will be effective immediately. If such notice is received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

PRICING OF DIVIDENDS AND DISTRIBUTIONS

Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or, at the option of the Plan Agent, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment advisor of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is higher than the closing market price per share of the capital stock of the Company on the Exchange including estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable, consistent with obtaining the best price and execution, the Plan Agent will proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided. Each participant's account will be credited with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in the open market during the period between the record date and the payable date for the dividend or distribution.

Nations Balanced Target Maturity Fund, Inc.
  DIVIDEND REINVESTMENT PLAN  (CONTINUED)

The Plan has been amended to specifically authorize such anticipatory purchases.

If the Plan Agent elects to purchase shares in the open market, and if before the Plan Agent has completed its purchases the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Company's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company. During certain market conditions, it may be impracticable or impossible to complete a market purchase program at prices that are below or not substantially in excess of net asset value, and, in such event, the Company may, in its discretion, issue the required shares.

NO SERVICE FEE TO REINVEST

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

PLAN AGENT ADDRESS AND TELEPHONE NUMBER

You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Nations Balanced Target Maturity Fund, Inc., Dividend Reinvestment Plan, c/o PFPC Inc., P.O. Box 34602, Charlotte, NC 28234, 1.800.982.2271.

Nations Balanced Target Maturity Fund, Inc.
  TAX INFORMATION (UNAUDITED)

Of the ordinary income (including short-term capital gain) distributions made by the Company during the fiscal year ended March 31, 2001, 8.25% qualified for the dividends received deduction available to corporate shareholders.

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PO Box 34602
Charlotte, NC 28254-4602
Toll Free 1.800.982.2271








BTMAR (3/01)